WAIVER AGREEMENT
				    TO
	       AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


		WAIVER AGREEMENT dated as of May
17, 1999 to the Amended and Restated Revolving Credit
Agreement dated as of September 15, 1997 (as heretofore amended, and as may be further amended, restated, modified or supplemented from time to time, the "Credit
Agreement") among Jitney-Jungle Stores of America, Inc.
("Jitney Jungle"), Southern Jitney Jungle Company,
McCarty-Holman Co., Inc., Jitney-Jungle Bakery, Inc.,
Pump and Save, Inc., Interstate Jitney Jungle Stores, Inc., and Delchamps, Inc. ("Delchamps") (each a "Borrower" and collectively, the "Borrowers"), the guarantors named therein, the lenders named therein (the "Lenders") and Fleet Capital Corporation, as agent for the Lenders (the
"Agent"). Capitalized terms used herein and not defined shall have the respective meanings assigned to such terms in the Credit Agreement.

		WHEREAS the Borrowers have requested
that the Agent and the Required Lenders agree to waive certain provisions in the Credit Agreement;

		WHEREAS the Agent and the Required
Lenders are willing to waive such provisions of the Credit
Agreement on the terms and conditions contained herein;

		NOW, THEREFORE, the Borrowers, the
Guarantors, the Required Lenders and the Agent hereby agree as follows:

1.              Waiver.  Pursuant to the terms and
conditions contained herein, the Agent and the Required Lenders hereby agree to waive compliance with Section 7.09 of the Credit
Agreement solely as it pertains to the Fiscal Quarter ended March 27, 1999.

2. Effective Date. This Agreement shall become effective upon compliance with the conditions set forth immediately below:

	(a)     The Agent shall have received an
original counterpart of this Waiver, duly executed and delivered by the Borrowers, the Guarantors and the Required Lenders.

	(b)     After giving effect to this Waiver no
Default or Event of Default shall have occurred.

3. Ratification. Except as expressly waived herein, all terms and conditions of the Credit
Agreement and all other Loan Documents remain in full force and effect. All collateral security and guarantees in connection with the Credit Agreement and/or the Loan Documents are hereby confirmed and ratified in all respects.

4. Counterparts. This Waiver may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the Agent. Delivery of an executed


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counterpart of a signature page to this Waiver by
telecopier shall be effective as delivery of a manually executed signature page hereto.

5.              Governing Law.    THIS WAIVER SHALL
BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF NEW YORK (OTHER
THAN THE CONFLICTS OF LAWS PRINCIPLES
THEREOF).


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		IN WITNESS WHEREOF, the parties have
caused this Waiver Agreement to be executed by their respective officers thereunto duly authorized, as to the date first above written.

				 JITNEY-JUNGLE STORES OF AMERICA, INC.,
				      as Borrower and as Guarantor



				 By__________________________________
				   Name:
				   Title:


				 SOUTHERN JITNEY JUNGLE COMPANY,
				      as Borrower and as Guarantor




				 By_________________________________
				   Name:
				   Title:


				 McCARTY-HOLMAN CO., INC.,
				      as Borrower and as Guarantor


				 By_________________________________
				   Name:
				   Title:


				 JITNEY-JUNGLE BAKERY, INC.,
				      as Borrower and as Guarantor



				 By_________________________________
				   Name:
				   Title:


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				 PUMP AND SAVE, INC.,
				      as Borrower and as Guarantor



				 By_________________________________
				   Name:
				   Title:



				 INTERSTATE JITNEY JUNGLE STORES, INC.,
				      as Borrower and as Guarantor


				 By_________________________________
				   Name:
				   Title:



				 DELCHAMPS, INC.,
				      as Borrower and as Guarantor



				 By_________________________________
				   Name:
				   Title:


				 JJ CONSTRUCTION CORP.,
				      as Guarantor



				 By_________________________________
				   Name:
				   Title:



				 SUPERMARKET CIGARETTE SALES, INC.,
				      as Guarantor



				 By_________________________________
				   Name:
				   Title:



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				 FLEET CAPITAL CORPORATION,
				      as Agent



				 By_________________________________
				   Name:
				   Title:


				 FLEET CAPITAL CORPORATION,
				      as Lender



				 By________________________________
				   Name:
				   Title:


				 PNC BANK, NATIONAL ASSOCIATION,
				      as Lender



				 By________________________________
				   Name:
				   Title:


				 HELLER FINANCIAL INC.,
				      as Lender



				 By________________________________
				   Name:
				   Title:


				 IBJ WHITEHALL BUSINESS CREDIT CORP.,
				      as Lender



				 By________________________________
				   Name:
				   Title:


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				 NATIONAL BANK OF CANADA, a Canadian
				     Chartered Bank,  as Lender



				 By________________________________
				   Name:
				   Title:


				 NATIONAL BANK OF CANADA, a Canadian
				     Chartered Bank,  as Lender


				 By________________________________
				   Name:
				   Title:


				 NATIONAL CITY BANK, as Lender



				 By________________________________
				   Name:
				   Title:


				 DEUTSCHE FINANCIAL SERVICES CORPORATION,
				      as Lender



				 By________________________________
				   Name:
				   Title:


				 FLEET BANK, N.A., as a Letter of
				      Credit Issuer



				 By________________________________
				   Name:
				   Title: